UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 24, 2017 (February 17, 2017)

MGT Capital Investments, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32698	13-4148725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

512 S. Mangum Street, Suite 408

Durham, NC 27701

(Address of principal executive offices, including zip code)

(914) 630-7431

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On February 17, 2017, MGT Capital Investments, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with an accredited investor (the “Investor”) relating to the issuance and sale of 1,000,000 shares of the Company’s common stock, par value $0.001 per share (the “Shares”) at a purchase price of $0.40 per Share. In addition, for every Share purchased, the Investor shall receive detachable warrants, as follows (i) one Series A Warrant; (ii) one Series B Warrant; and (iii) one Series C Warrant (collectively the “Warrants”).

Each Series A Warrant is exercisable for one (1) Share, for a period of three (3) years at a price of $0.50 per Share. Each Series B Warrant is exercisable for one (1) Share, for a period of three (3) years at a price of $0.75 per Share, and each Series C Warrant is exercisable is exercisable for one (1) Share, for a period of three (3) years at a price of $1.00 per Share.

The gross proceeds from the Purchase Agreement are $400,000, and the Company received proceeds of $200,000 on February 17, 2017. The Company expects to receive the remaining $200,000 on or before March 15, 2017.

The Purchase Agreement also contains other customary representations, warranties and agreements by the Company and the Investor. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement and may be subject to limitations agreed upon by the contracting parties.

The foregoing descriptions of the Purchase Agreement and the Warrants are not complete and are qualified in their entirety by reference to the full text of the Form of Purchase Agreement filed as Exhibit 10.1, the Form of Series A Warrant filed as Exhibit 10.2, the Form of Series B Warrant filed as Exhibit 10.3, and the Form of Series C Warrant filed as Exhibit 10.4 to this report and are incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities

On February 17, 2017, the Company issued the Shares and the Warrants, in exchange for aggregate gross proceeds of $400,000. The details of this transaction are described in Item 1.01, which is incorporated by reference, in its entirety, into this Item 3.02.

The issuance and sale of the Shares and the Warrants was made pursuant to an exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1	Form of Securities Purchase Agreement

10.2	Form of Series A Warrant

10.3	Form of Series B Warrant

10.4	Form of Series C Warrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGT CAPITAL INVESTMENTS, INC.

Date: February 24, 2017	By:	/s/ Robert B. Ladd
	Name:	Robert B. Ladd
	Title:	President